HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805                                           HV-6777 – Hartford 403(b) Cornerstone Innovations

_____________________________

Supplement dated October 19, 2017 to your Prospectus

FUND NAME CHANGE

a.                                    Lord Abbett International Core Equity Fund – Class A

Effective on or about October 31, 2017, the Lord Abbett International Core Equity Fund will be re-named the Lord Abbett International Equity Fund.

As a result of the change, all references to the Lord Abbett International Core Equity Fund in your Prospectus are deleted and replaced with the Lord Abbett International Equity Fund.

b.                                   Calvert Bond Portfolio – Class A

Calvert Equity Portfolio – Class A

Effective November 6, 2017, the following name change is made to your Prospectus:

Current Name	New Name

Calvert Bond Portfolio - Class A	Calvert Bond Fund - Class A
Calvert Equity Portfolio – Class A	Calvert Equity Fund – Class A

As a result of the change, all references to the Current Names in your Prospectus is deleted and replaced with the New Names.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.